UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 30, 2009

Pure Earth, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53287	84-1385335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Neshaminy Interplex, Suite 201, Trevose, Pennsylvania		19053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 639-8755

Not Applicable
(Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 30, 2009, Pure Earth, Inc. (the “Company”), closed on a private placement (the “Private Placement”) of its Series C Convertible Preferred Stock (the “Series C Preferred Stock”). In connection with the Private Placement, the Company entered into a Subscription Agreement and a Registration Rights Agreement with each of the investors purchasing Series C Preferred Stock, pursuant to which the Company sold and issued an aggregate of 126,600 shares of Series C Preferred Stock at a purchase price of $10.00 per share, and received aggregate gross proceeds therefor of $1,266,000. Included among the investors purchasing Series C Preferred Stock in the Private Placement were: Mark Alsentzer, the Company’s President and Chief Executive Officer and Class I director; Joseph T. Kotrosits, the Company’s Senior Vice President – Transportation Services; Charles M. Hallinan, the Company’s Class II director; and Fidus Mezzanine Capital, L.P. (“Fidus”), the holder of the Company’s existing Series B Preferred Stock (the “Series B Preferred Stock”) and related common stock purchase warrants.

Summary of the Material Terms of the Series C Preferred Stock

On November 18, 2009, the Board of Directors of the Company approved the designation of 260,000 shares of the Company’s preferred stock as Series C Convertible Preferred Stock.  A summary of the powers, designations, preferences, rights and qualifications of the Series C Preferred Stock is set forth below.  Such summary is qualified in its entirety by the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (the “Series C Designations”), a copy of which has been filed as Exhibit 3.1 hereto, and the terms of which are incorporated by reference in this Item 1.01.

Ranking

With respect to rights to dividends and other distributions prior to liquidation, and with respect to rights to dividends and distributions upon a liquidation, dissolution or winding up, the rights of the holders of the Series C Preferred Stock shall rank (a) senior to and prior to (i) all classes or series of the Company’s common stock, and (ii) any class or series of the Company’s preferred stock which by its terms is subordinated or junior to the Series C Preferred Stock (collectively, the “Junior Securities”); (b) junior to the Series B Preferred Stock and any other class or series of the Company’s preferred stock which by its terms is senior or prior to the Series C Preferred Stock (collectively, the “Senior Securities”); and (c) pari passu and at parity with any class or series of the Company’s preferred stock which by its terms is neither senior nor junior to the Series C Preferred Stock.

Dividends

Subject to the rights of, and limitations imposed in respect of, Senior Securities, each holder of a share of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Company’s Board of Directors out of funds legally available therefor, cumulative dividends, payable in cash, in shares of Series C Preferred Stock, or in the Company’s common stock upon conversion, at the rate of (i) 10% per year from the original issue date of such share of Series C Preferred Stock (the “Series C Original Issue Date”) through (but not including) the first anniversary of the Series C Original Issue Date, and (ii) 15% per year from (and including) the first anniversary of the Series C Original Issue Date through (but not including) that date on which such share of Series C Preferred Stock is retired.  If the Company elects to satisfy dividends by delivering additional shares of Series C Preferred Stock, the Series C Preferred Stock will be valued for this purpose at $10.00 per share.  To the extent not paid in cash or Series C Preferred Stock, accrued and unpaid dividends on the Series C Preferred Stock shall be (i) compounded quarterly on each March 1, June 1, September 1 and December 1, commencing March 1, 2010, (ii) computed on the basis of $10.00 per share, plus any accrued and unpaid dividend amounts which are compounded as provided above, and (iii) computed on the basis of a 360-day year consisting of twelve 30-day months.

No dividends (other than dividends payable solely in shares of Series C Preferred Stock, the Company’s common stock or other Junior Securities) shall be paid, or declared and set apart for payment by the Company unless and until all accrued and unpaid dividends on the Senior Securities shall have been paid or declared and set apart for payment and unless such payment is permitted by the terms of the Senior Securities.  No dividends shall be paid or declared and set apart for payment on any class or series of the Company’s preferred stock ranking, as to dividends, on a parity with the Series C Preferred Stock for any period unless cumulative dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Series C Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of such dividends.  No dividends shall be paid or declared and set apart for payment on the Series C Preferred Stock for any period unless cumulative dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Company’s preferred stock ranking, as to dividends, on a parity with the Series C Preferred Stock for all dividend periods terminating on or prior to the date of payment of such dividends.

Liquidation, Dissolution or Winding Up

In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after any payment or distribution of the assets of the Company is made to or set apart for the holders of the Series B Preferred Stock in accordance with the terms thereof, but before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Securities, the holder of a share of Series C Preferred Stock shall be entitled to receive an amount in cash equal to (i) $10.00 (as adjusted for stock splits, stock combinations and similar changes), plus (ii) the sum of all accrued and unpaid dividends on such share (such sum, the “Liquidation Value”).  After payment is made in full to the holders of the Series C Preferred Stock, the other series or class or classes of the Company’s capital stock shall be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C Preferred Stock shall not be entitled to share therein.

Optional Conversion

Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of the Company’s common stock as is determined by dividing the Liquidation Value by the Series C Conversion Price (as defined below) in effect at the time of conversion.  The “Series C Conversion Price” shall initially be equal to $0.40, subject to adjustment as provided in the Series C Designations for (i) any dividend paid or distribution made on the Company’s common stock in shares of such common stock, (ii) any subdivision of the Company’s outstanding common stock; (iii) any combination of the outstanding shares of the Company’s common stock; or (iv) any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which its common stock (but not the Series C Preferred Stock) is converted into or exchanged for securities, cash or other property.

In the event of a notice of redemption of any shares of Series C Preferred Stock, the conversion rights of the shares of Series C Preferred Stock designated for redemption will terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not fully paid on such redemption date, in which case the conversion rights for such shares will continue until such price is paid in full.  In the event of a liquidation, dissolution or winding up of the Company, the conversion rights will terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series C Preferred Stock.

So long as the Series C Preferred Stock is outstanding, the Company must reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock.  If at any time the number of authorized but unissued shares of the Company’s common stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Company’s Amended and Restated Certificate of Incorporation.

Mandatory Conversion

All outstanding shares of Series C Preferred Stock may be converted at the election of the Company, into shares of Common Stock, at the then effective Series C Conversion Price:

•
at the election of the Company in the event that, at any time, (x) the 30-day average closing price per share of its common stock is greater than $1.00 per share for any 30 day period, and (y) the 30-day average daily trading volume of the common stock for such period is greater than 250,000 shares; or

•
upon the consummation of one or more public offerings of the Company’s common stock pursuant to an effective registration statement (other than on Form S-4 or Form S-8) under the Securities Act of 1933, as amended, (1) in each case underwritten by a regionally or nationally recognized investment bank pursuant to which the Company receives gross cash proceeds (before reduction for underwriting commissions, registration fees and expense and other costs and expenses relating to the offering) of at least $20.0 million and (2) that alone or in the aggregate for all such offerings described in the immediately preceding clause (1) have gross cash proceeds (before reduction for underwriting commissions, registration fees and expenses and other costs and expenses relating to such offerings) of at least $50.0 million (a “Qualified Public Offering”).

The Board of Directors shall have the sole and exclusive authority to determine whether the average prices and trading volumes satisfy the foregoing thresholds for conversion at the Company’s election.  However, the Company has agreed with Fidus that the foregoing mandatory conversion provisions shall not apply to Fidus to the extent that the application of such provisions would cause Fidus to own more than 4.9% of the Company’s common stock.

Redemption

Subject to the rights of, and limitations imposed in respect of, Senior Securities, the Company may redeem the Series C Preferred Stock, at its election, in each of the following circumstances.

Provided that there has been no Qualified Public Offering since the Series C Original Issue Date of the first issued shares of Series C Preferred Stock, the Company may redeem all or any portion of the Series C Preferred Stock at redemption price per share equal to (i) the number of shares of its common stock into which a share of Series C Preferred Stock is then convertible, multiplied by (ii) the greater of (a) two times the then current Series C Conversion Price, or (b) the then current 30-day average market closing price per share of the common stock for the 30-day period immediately preceding the date of the redemption notice.

In the event that the Company becomes party to a transaction that constitutes a Sale of the Corporation (as defined in the Series C Designations), the Company may redeem all or any portion of the Series C Preferred Stock, at or prior to the consummation of the Sale of the Corporation, at a redemption price equal to the greater of (i) the Liquidation Value of such shares, or (ii) such amount as would have been payable to on account of a share of Series C Preferred Stock had all such shares of Series C Preferred Stock been converted into common stock immediately prior to the Sale of the Corporation.

Protective Provisions

Except where the vote or written consent of the holders of a greater number of shares is required by law, without first obtaining the affirmative vote or written consent of the holders of Series C Preferred Stock representing greater than 50% of the aggregate Liquidation Value of all outstanding Series C Preferred Stock, voting as a separate class, the Company shall not amend or alter any rights, preferences or privileges of the Series C Preferred Stock.  No such amendment or alternation that adversely impacts the rights, preferences or privileges of one or more holders of Series C Preferred Stock may be made without the consent of each such holder.

Voting Rights

Holders of the Series C Preferred Stock have no voting rights as a stockholder of the Company other than those required under applicable law.

Summary of the Material Terms of the Registration Rights Agreement

If the Company proposes to register any of its securities under the Securities Act in connection with the public offering of such securities (other than certain excluded registrations), then the Company shall, upon the request of any holder of registration rights under this Registration Rights Agreement (a “Holder”), and, subject to the provisions of the Registration Rights Agreement, use reasonable efforts to cause to be registered all of the shares of common stock underlying the Series C Preferred Stock that any Holder has requested to be included in such registration.  In connection with any offering involving an underwriting of shares of the Company’s capital stock, if the total number of securities, including registrable securities, requested by Holders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including registrable securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering, in the following order: (i) first, the securities the Company proposes to sell; (ii) second, the securities that each other security holder proposes to sell by virtue of registration rights granted by the Company prior to the date of the Registration Rights Agreement; and (iii) third, the securities that each Holder and any other person with registration rights granted by the Company proposes to sell.

With respect to any registration statement required under the Registration Rights Agreement, the Company must prepare and file with the Securities and Exchange Commission a registration statement with respect to such registrable securities and use its commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective for a period of up to 60 days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such 60 day period shall be extended for a period of time equal to the period any Holder refrains from selling any such securities under the registration statement at the request of an underwriter of common stock (or other securities) of the Company or upon receiving a notice from the Company that prevents the Holder from selling any securities included in such registration.

Consents and Approvals

The Company obtained the consent of Fidus and Wells Fargo Bank, National Association, its senior lender, with respect to the issuance and sale of the Series C Preferred Stock and the transactions contemplated by the Subscription Agreement, the Registration Rights Agreement and the Series C Designations.

Item 3.02.	Unregistered Sales of Equity Securities.

The information reported under Item 1.01 herein is incorporated by reference in response to this Item 3.02.

Sales of the Series C Preferred Stock in the Private Placement occurred on November 30, 2009 and December 3, 2009.  No underwriting discounts or commissions were paid in connection with the Private Placement.  The Company offered and sold the Series C Preferred Stock in reliance upon Rule 506 under the Securities Act.  The Company believes that the offer and sale of the Series C Preferred Stock was so exempt for the following reasons:

•	The Company complied with the applicable information requirements of Rule 502(b) at a reasonable time prior to sale with respect to all purchasers who were not accredited investors.

•
The Company made available to each purchaser a reasonable time prior to his or her purchase the opportunity to ask questions and receive answers concerning the terms and conditions of the Private Placement and to obtain any additional information that the Company possessed or was able to acquire without unreasonable effort or expense that was necessary to verify the accuracy of information furnished under Rule 502(b)(2)(ii).

•	Neither the Company nor any person acting on its behalf offered or sold the Series C Preferred Stock by any form of general solicitation or general advertising.

•	The Company exercised reasonable care to assure that the purchasers of the Series C Preferred Stock were not underwriters within the meaning of Section 2(a)(11) of the Securities Act.

•	There were no more than 35 purchasers of Series C Preferred Stock, as determined in accordance with Rule 501(e).

•
The Company had reason to believe that each purchaser who was not an accredited investor either alone or with his or her purchaser representative(s) had such knowledge and experience in financial and business matters that he or she was capable of evaluating the merits and risks of an investment in the Series C Preferred Stock.

•	The Company filed a notice on Form D no later than 15 calendar days after the first sale of the Series C Preferred Stock.

Item 3.03 Material Modification to Rights of Security Holders.

(a)    The information reported under Item 1.01 herein is incorporated by reference in response to this Item 3.03(a).

(b)    The information reported under Item 1.01 herein is incorporated by reference in response to this Item 3.03(b).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)          The information reported under Item 1.01 herein is incorporated by reference in response to this Item 5.03(a).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	3.1	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock

	4.1	Form of Registration Rights Agreement

	4.2	Specimen Series C Preferred Stock Certificate

	4.3	Form of Subscription Agreement for Purchase of Series C Convertible Preferred Stock

	4.4	Side Letter, dated November 24, 2009, between the Company and Fidus, with respect to the mandatory conversion of the Series C Convertible Preferred Stock

	4.5	Consent of Fidus

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE EARTH, INC.

Date: December 3, 2009	By:	/s/ Brent Kopenhaver
Brent Kopenhaver
Chairman, Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock

4.1	Form of Registration Rights Agreement

4.2	Specimen Series C Preferred Stock Certificate

4.3	Form of Subscription Agreement for Purchase of Series C Convertible Preferred Stock

4.4	Side Letter, dated November 24, 2009, between the Company and Fidus, with respect to the mandatory conversion of the Series C Convertible Preferred Stock

4.5	Consent of Fidus